                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant X

Filed by a Party other than the Registrant

Check the appropriate box:

         Preliminary Proxy Statement

         Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
X        Definitive Proxy Statement
         Definitive Additional Materials
         Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            CLASSIC BANCSHARES, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 X       No fee required.
         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
                  (set forth the amount on which the filing fee is calculated and state how it was determined)

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

                  Fee paid previously with preliminary materials.

                  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                                  June 25, 1999




Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Classic Bancshares, Inc., I cordially invite you to attend the 1999 Annual Meeting of Stockholders. The meeting will be held at 3:00 p.m., local time, on July 26, 1999, at the corporate headquarters of RAM Technologies, Inc., located at 1516 Bath Avenue, Ashland, Kentucky.

     An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the election of four directors and the ratification of the appointment of the Company's independent auditors for the fiscal year ending March 31, 2000. Your Board of Directors unanimously recommends that you vote for each of the nominees named in the enclosed proxy statement and for the appointment of the Company's independent auditors.

     In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on Classic Bancshares, Inc.'s fiscal 1999 financial and operating performance.

     I encourage you to attend the meeting in person. Whether or not you attend the meeting, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save Classic Bancshares, Inc. additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

     Thank you for your attention to this important matter.

                                       Sincerely,




                                       David B. Barbour
                                       President and Chief Executive Officer

                            CLASSIC BANCSHARES, INC.
                             344 Seventeenth Street
                             Ashland, Kentucky 41101
                                 (606) 325-4789

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be Held on July 26, 1999


     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Classic Bancshares, Inc. ("Classic" or the "Company") will be held at the corporate headquarters of RAM Technologies, Inc., located at 1516 Bath Avenue, Ashland, Kentucky at 3:00 p.m., Ashland, Kentucky time, on July 26, 1999.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

         1.  The election of four directors of the Company;

         2. The ratification of the appointment of Smith, Goolsby, Artis & Reams, P.S.C. as the Company's independent auditors for the fiscal year ending March 31, 2000;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing items at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on June 14, 1999 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by stockholders at the offices of the Company during its normal business hours of 9:00 a.m. to 4:00 p.m. during the ten days prior to the Meeting, as well as at the Meeting.

     You are requested to complete, sign and date the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS




                                       C. Cyrus Reynolds
                                       Chairman of the Board







Ashland, Kentucky
June 25, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                            CLASSIC BANCSHARES, INC.
                             344 Seventeenth Street
                             Ashland, Kentucky 41101
                                 (606) 325-4789

                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 26, 1999


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Classic Bancshares, Inc. ("Classic" or the "Company"), the parent company of Classic Bank and The First National Bank of Paintsville ("Paintsville Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the corporate headquarters of RAM Technologies, Inc., located at 1516 Bath Avenue, Ashland, Kentucky, on July 26, 1999, at 3:00 p.m., Ashland, Kentucky time, and all adjournments and postponements of the Meeting. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are first being mailed to stockholders on or about June 25, 1999.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of four directors and (ii) the ratification of the appointment of Smith, Goolsby, Artis & Reams, P.S.C. as the Company's independent auditors for the fiscal year ending March 31, 2000.

Vote Required and Proxy Information

     All shares of the Company's common stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the election of the nominees named herein and for the ratification of the appointment of Smith, Goolsby, Artis & Reams, P.S.C. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the Board of Directors, as proxy for the stockholder, will have the discretion to vote on such matters in accordance with their best judgment.

     Directors will be elected by a plurality of the votes cast. The ratification of the appointment of Smith, Goolsby, Artis & Reams, P.S.C. as the Company's independent auditors requires the affirmative vote of a majority of the votes cast on the matter. In the election of directors, stockholders may either vote "FOR" all nominees for election or withhold their votes from one or more nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast. For the proposal to ratify the appointment of the independent auditors, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. Proxies marked to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the proposal. A majority of the shares of the Common Stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Proxies marked to abstain and broker non-votes will be counted for purposes of determining a quorum.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to: Secretary, Classic Bancshares, Inc., 344 Seventeenth Street, Ashland, Kentucky 41101.

Voting Securities and Certain Holders Thereof

     Stockholders of record as of the close of business on June 14, 1999 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,227,500 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company as a group.

                                                         Shares
                                                      Beneficially    Percent
          Beneficial Owner                                Owned       of Class
----------------------------------------              ------------    --------
Classic Bancshares, Inc.
 Employee Stock Ownership Plan                          105,800(1)       8.62%
344 Seventeenth Street
Ashland, Kentucky  41101

Charles B. Yates                                         80,000(2)       6.52
Craig W. Yates
Farmers and Mechanics Bank
3 Sunset Road
Burlington, New Jersey 08016
         and
AFEC, Incorporated
3511 Silverside Road, Suite 105
Wilimington, Delaware 19810

Directors and executive officers
 of the Company as a group                              233,790(3)      17.94
(12 persons)

----------------
(1) The amount reported represents shares held by the Company's Employee Stock Ownership Plan ("ESOP"), 27,285 of which have been allocated to accounts of participants. First Bankers Trust Company, N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held by the ESOP are voted by the trustee in the same manner that the trustee is instructed to vote by a majority of the plan participants who instruct the trustee as to the manner of voting the shares allocated to their plan accounts.

(2) As reported by Charles B. Yates, Craig W. Yates and AFEC Incorporated ("AFEC") in a statement as of January 30, 1998 on a Schedule 13D under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Charles Yates reported sole voting and dispositive power over 26,000 shares, Craig Yates reported sole voting and dispositive power over 20,000 shares and AFEC reported sole voting and dispositive power over 34,000 shares. According to the Schedule 13D, there is no shared voting or dispositive power with respect to any of the shares listed. Craig Yates and Charles Yates are brothers. Craig Yates and Charles Yates together own AFEC, and serve as its Chairman and President, respectively.

(3) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, 15,996 shares allocated to the ESOP accounts of the group members, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or dispositive power. The amount reported above also includes 25,392 shares awarded as restricted stock under the Company's 1996 Recognition and Retention Plan (the "RRP") that have vested or will vest within 60 days of June 14, 1999 and 75,898 shares subject to options currently exercisable or which will become exercisable within 60 days of June 14, 1999, awarded under the Company's 1996 Stock Option and Incentive Plan (the "1996 Stock Option Plan") and the Company's 1998 Premium Price Stock Option Growth Plan (the "1998 Stock Option Plan").

                       PROPOSAL I - ELECTION OF DIRECTORS

     The Company's Board of Directors is presently comprised of ten members. Directors of the Company are generally elected to serve for a three-year term or until their respective successors have been elected and qualified. Approximately one-third of the directors are elected annually. Each member of the Company's Board of Directors has served on the Board since the incorporation of the Company in September 1995, except for Directors Robert L. Bayes and Jeffrey P. Lopez, M.D., each of whom joined the Board in November 1996, and A. Bruce Addington, who joined the Board in April 1998.

     The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office, and the nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute or substitutes as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.



                                                                                       Shares of Common
                                                                                      Stock Beneficially   Percent
                                                              Director     Term to         Owned at          of
          Name           Age(1)      Position(s) Held         Since (2)    Expire      June 14, 1999(3)     Class
------------------------ ------ --------------------------- -----------  ----------- --------------------  -------
                                                     NOMINEES
Robert B. Keifer, Jr.      62   Director                        1991        2002             15,502         1.26%
David A. Lang              55   Director                        1991        2002             15,502         1.26
Robert L. Bayes            55   Executive Vice President        1996        2002             12,072(4)       .98
                                 and Director
A. Bruce Addington         45   Director                        1998        2002              1,850          .15

                                           DIRECTORS REMAINING IN OFFICE

E.B. Gevedon, Jr.          65   Director                        1980        2000             25,502(5)      2.07
Robert A. Moyer, Jr.       53   Director                        1993        2000             15,502         1.26
John W. Clark              57   Director                        1995        2000             26,713         2.17
C. Cyrus Reynolds          72   Chairman of the Board           1960        2001             20,318(6)      1.65
David B. Barbour           51   President, Chief Executive      1995        2001             56,582(7)      4.53
                                Officer and Director
Jeffrey P. Lopez, M.D.     40   Director                        1996        2001              2,250          .18
-------------------------

(1)      At March 31, 1999.
(2)      Includes service as a director of Classic Bank.
(3) Includes shares held directly, as well as shares held in retirement accounts, shares allocated to the ESOP accounts of certain of the named persons, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole or shared voting and/or dispositive power. The amount also includes 7,935, 800 and 1,348 shares awarded as restricted stock under the RRP, which have vested or will vest within 60 days of June 14, 1999, to Mr. Barbour, Mr. Bayes and each of Messrs. Gevedon, Moyer, Clark, Reynolds, Keifer and Lang, respectively, and 21,087, 6,050, 1,750, 750 and 4,154 shares subject to options which are currently exercisable or will become exercisable within 60 days of June 14, 1999, awarded under the 1996 Stock Option Plan and the 1998 Stock Option Plan to Mr. Barbour, Mr. Bayes, Mr. Lopez, Mr. Addington and each of Messrs.
         Gevedon, Moyer, Clark, Reynolds, Keifer and Lang, respectively.
(4) Includes 1,360 shares held by Mr. Bayes' spouse and 467 shares allocated to Mr. Bayes' account under the ESOP.
(5)      Includes  10,000 shares held by Mr. Gevedon's spouse.
(6)      Includes 4,816 shares held by Mr. Reynolds' spouse.
(7)      Includes 8,475 shares allocated to Mr. Barbour's account under the ESOP.

     The business experience of each director of the Company for at least the past five years is set forth below. All directors have held their positions at least five years, except as otherwise indicated. Directors Reynolds, Barbour, Keifer and Gevedon also serve as directors of Classic Bank. Directors Barbour, Bayes and Gevedon also serve as directors of Paintsville Bank.

     Robert B. Keifer, Jr. Mr. Keifer is a retired group vice-president of Ashland Petroleum Company, an operating division of Ashland, Inc., where he was employed from 1966 to 1992. From 1992 to 1994, Mr. Keifer served as a consultant to Equal Opportunity Finance, a minority small business investment company. Mr. Keifer also serves as President of the Board of Directors of Community Hospice, Inc.

     David A. Lang. Mr. Lang is manager of national accounts for American Electric Power, a position he has held since November 1998. Prior to such time, he was Kentucky Region Director for American Electric Power Company, a position he held from January 1996 to November 1998. Mr. Lang has been employed by American Electric Power since 1965 and has held a variety of positions, including Executive Assistant from May 1990 to June 1995. Mr. Lang is a Registered Professional Engineer in the Commonwealth of Kentucky. Mr. Lang is also a former director of the Chamber of Commerce of Boyd and Greenup Counties and co-chair of the Conference Board's USA Quality Council V.

     Robert L. Bayes. Mr. Bayes is currently President and Chief Executive Officer of Paintsville Bank and Executive Vice President of the Company. Mr. Bayes has served as President of Paintsville Bank since 1983. A Certified Public Accountant, Mr. Bayes holds a B.S. in Business Administration from Berea College, attended graduate school at the University of Kentucky and holds a graduate banking degree from Stonier Graduate School of Banking at Rutgers University. Mr. Bayes is a member of the American Institute of CPA's and Kentucky Society of CPA's, a director of the Paintsville/Johnson County Chamber of Commerce and Chairman of the Mayo State Vocational- Technical School
Foundation. Mr. Bayes is also a member of the Johnson County Economic Development Council.

     A. Bruce Addington. Mr. Addington is Vice President of Addington Enterprises, Inc., co-founder and Secretary of Addington Exploration, Inc. and co-founder and Secretary of Seven Peaks Mining. Addington Enterprises, Inc., headquartered in Ashland, Kentucky, is the fourth largest coal mining company in the United States, with operations throughout the eastern and midwestern United States. Addington Exploration, Inc. is an oil and gas company involved in exploration, production and sales of natural gas. Seven Peaks Mining is a perlite mining company with operations in the State of Oregon.

     Everett B. Gevedon, Jr. Mr. Gevedon has served as real estate consultant to corporations and individuals throughout the eastern United States for the past 18 years. Prior serving as a real estate consultant, he was a general real estate appraiser and involved in real estate sales.

     Robert A. Moyer, Jr. Mr. Moyer is Chairman and Chief Executive Officer of RAM Technologies, Inc., an Ashland, Kentucky-based multi-faceted communications and technology company. Mr. Moyer has held this position since he founded RAM Technologies in 1976.

     John W. Clark. Mr. Clark has been the President and Chief Executive Officer of John W. Clark Oil Co., a company engaged in the distribution and sale of petroleum products, since its founding in 1970. In addition, he has been the President of JRB, Inc., a common carrier trucking company, since 1977; Clark's Pump N Stop, a convenience store, since 1978; B.J. Aviation, an airplane leasing company, since 1990; and John W. Clark Enterprises, a real estate development and holding company, since 1987.

     C. Cyrus Reynolds. Mr. Reynolds is Chairman of the Board of the Company and Classic Bank, positions he has held since September 1995 and July 1990, respectively. Mr. Reynolds retired as Property Valuation Administrator for Boyd County, Kentucky, an elected office he held since 1977. From 1960 to 1981, Mr. Reynolds was the owner of Reynolds Insurance Agency, a general lines insurance agency located in Ashland, Kentucky. Mr. Reynolds is a member and former officer of the Ashland Lions Club, and has served on various state commissions, including 18 years of service as Chairman of the Boyd County Democratic Party. Mr. Reynolds has also served as Treasurer of the Westwood Christian Church for 40 years.

     David B. Barbour. Mr. Barbour is the President and Chief Executive Officer of the Company and Classic Bank, positions he has held since September 1995 and April 1995, respectively. Prior to joining Classic Bank in March of 1995, Mr. Barbour served as Senior Vice President and Senior Lending Officer of First American Bank, a commercial bank located in Ashland, Kentucky with assets of $225 million. As Senior Vice President and Senior Lending Officer, Mr. Barbour was responsible for the First American Bank's loan portfolio, including the commercial, consumer and real estate lending divisions. Mr. Barbour had been employed by First American Bank since 1977 and held a variety of management positions, including Senior Vice President and Senior Lending Officer since 1989. Mr. Barbour holds the designation of Certified Lender, Business Banking.

     Jeffrey P. Lopez, M.D. Dr. Lopez is President of Ashland Radiation Oncology, Inc. and owner of Tri-State Regional Cancer Center located in Ashland, Kentucky. A native of Madison, Indiana, Dr. Lopez is a graduate of Indiana University, obtained his medical degree from Indiana School of Medicine and served his residency in Radiation Oncology at the University of Illinois. He serves on the Board of Directors of the Boyd County chapter of the American Cancer Society, a position he has held since 1989. He is past President of the Boyd County Medical Society, having served two terms as President. He is a member of the Board of Directors for the Association of Free Standing Radiation Oncology Centers, of which he is currently President, and is a member of the Board of Directors of King's Daughters' Medical Center in Ashland, Kentucky. Dr. Lopez is also Vice President of Liberty Holding Co., a real estate company in Ashland, Kentucky.

Board of Directors' Meetings and Committees

     Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors of the Company held 16 meetings during the fiscal year ended March 31, 1999. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he served during the fiscal year.

     The Board of Directors of the Company has standing Executive, Audit, Compensation and Nominating Committees.

     The Executive Committee is comprised of Directors Reynolds, Barbour, Keifer and Gevedon. This committee meets on an as needed basis to act on matters arising between Board meetings. This committee met once during fiscal 1999.

     The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulations and internal policies and procedures. This committee also acts on the recommendation by management of an accounting firm to perform the Company's annual audit and acts as a liaison between the auditors and the Board of Directors. Directors Keifer, Reynolds, Lang and Lopez are the current members of this committee. The committee met four times during fiscal 1999.

     The Compensation Committee establishes the Company's compensation policies and reviews compensation matters and administers the Company's stock-based benefit plans. The current members of this Committee are Directors Moyer, Lang, Reynolds and Clark. The committee held six meetings during fiscal 1999.

     The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of members selected by the Chairman. This committee did not meet during fiscal 1999 as its function was performed by the entire Board of Directors.

     While the Board of Directors will consider nominees recommended by stockholders, the Committee has not actively solicited such nominations.

     Pursuant to the Company's bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 30 days prior to the meeting date. If less than 40 days' notice of the date of the meeting is given or made to stockholders, nominations must be received by the Company not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's bylaws.

Director Compensation

     Fees. The monthly fees for service on the Boards of Directors of the Company, Classic Bank and Paintsville Bank are $600, $250 and $400, respectively. Directors of Classic Bank also receive $50 for each committee meeting attended. Directors of the Company who also serve as directors of Classic Bank do not receive compensation for their service on the Classic Bank Board. In addition to his fees for serving as a director of the Company, Mr. Barbour receives a salary of $668 per month for his service as Chairman of the Board of Directors of Paintsville Bank.

     Stock Options. On February 15, 1999, Director Bayes, Executive Vice President of the Company and President and Chief Executive Officer of
Paintsville Bank, was granted a ten-year, immediately exercisable option to purchase 1,250 shares of Common Stock at an exercise price of $16.295 per share (approximately 10% higher than the market value of the Common Stock on the date of grant). For information regarding stock options granted to Director Barbour, the Company's and Classic Bank's President and Chief Executive Officer, see the table below captioned "Option Grants in Last Fiscal Year." No other directors were granted stock options during the fiscal year ended March 31, 1999.

Executive Compensation

     The Company has not paid any compensation to its executive officers since its formation. The following table sets forth information concerning the compensation paid or accrued by Classic Bank for services rendered by David B. Barbour, the Company's and Classic Bank's President and Chief Executive Officer. No other executive officer of the Company earned a salary and bonus in excess of $100,000 during fiscal 1999.



                                                   SUMMARY COMPENSATION TABLE
                                                                                    Long-Term Compensation
                                                   Annual Compensation
                                                  Awards             Payouts
                                                                  Other Annual   Restricted  Options/     LTIP
                                    Fiscal   Salary      Bonus    Compensation     Stock      SARs      Payouts      All Other
    Name and Principal Position      Year     ($)         ($)        ($)(1)       Award($)     (#)        ($)     Compensation($)
---------------------------------   ------   ------      -----    ------------    ---------  -------    -------   ---------------

  David B. Barbour, President and    1999   $106,000        ---        ---            ---      1,250(3)    ---       $36,575(4)
    Chief Executive Officer

                                     1998     98,000    $17,981        ---            ---        ---       ---        78,692(4)

                                     1997     96,632        ---        ---       $142,995(2)  33,062       ---        63,340(4)

------------------

(1) Mr. Barbour did not receive any additional benefits or perquisites which, in the aggregate, exceeded 10% of both his salary and bonus or $50,000.
(2) Represents the dollar value of 13,225 shares of restricted stock awarded under the RRP, based on the $10.8125 closing price per share of the Common Stock on the Nasdaq Stock Market on July 29, 1996, the date of grant. Based on the $14.375 closing price per share of the Common Stock on the Nasdaq Stock Market on March 31, 1999, the aggregate value of the 7,935 shares of restricted stock held by Mr. Barbour as of that date was $114,066.
(3) For information regarding this award, see the table below captioned "Option Grants in Last Fiscal Year."
(4) Includes, for 1999, 1998, and 1997, respectively, the following amounts: country club membership fees of $2,280, $0, and $2,040 paid by Classic Bank on behalf of Mr. Barbour; contributions made pursuant to the Supplemental Executive Retirement Agreement between Classic Bank and Mr. Barbour of $10,526, $10,166, and $11,057; Classic Bank's contribution to Mr. Barbour's account under the ESOP of 703, 2,885, and 3,161 shares of Common Stock based upon closing prices per share of the Common Stock of $14.375, $20.00 and $13.375 on March 31, 1999, 1998,
         and 1997; life insurance premiums paid by Classic Bank on behalf of Mr. Barbour of $5,647, $6,026 and $5,565; and fees received by Mr. Barbour for his service as a director of Paintsville Bank of $8,016, $4,800 and $2,400.

     The following table sets forth certain information concerning grants of stock options to Mr. Barbour during fiscal 1999. No stock appreciation rights were granted in fiscal 1999.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                      Individual Grants
                    ------------------------------------------------------

                     Number of     % of Total
                      Shares         Options
                    Underlying      Granted to     Per Share
                      Options      Employees in    Exercise     Expiration
                      Granted      Fiscal Year       Price         Date
                    ----------     ------------    ---------    ----------

David B. Barbour       1,250          15.80%        $16.295      02/15/09


     The following table provides information as to the value of the stock options held by Mr. Barbour as of March 31, 1999. Mr. Barbour did not exercise any stock options during fiscal 1999.


           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                  OPTION VALUES

                                                               Number of
                                                              Securities                        Value of
                                                               Underlying                      Unexercised
                                                              Unexercised                     In-the-Money
                                                              Options at                       Options at
                             Shares                           FY-End (#)                       FY-End ($)
                            Acquired       Value     ----------------------------    ------------------------------
                          on Exercise     Realized   Exercisable    Unexercisable    Exercisable      Unexercisable
        Name                  (#)           ($)          (#)             (#)             ($)               ($)
---------------------     -----------     --------   -----------    -------------    -----------      -------------

David B. Barbour               ---         $ ---        14,474          19,838        $47,111(1)        $70,673(2)

----------------

(1) Represents the aggregate market value of in-the-money options held, based upon the exercise price of the options ($10.8125) and the closing price per share of the Common Stock on March 31, 1999 of $14.375, as reported by the Nasdaq Stock Market. The exercisable options include options to purchase 1,250 shares at an exercise price of $16.295 per share that were not in-the-money as of March 31, 1999.
(2) Represents the aggregate market value of the options held, based upon the exercise price of the options ($10.8125) and the closing price per share of the Common Stock on March 31, 1999 of $14.375, as reported by the Nasdaq Stock Market.

Employment Agreement

     Classic Bank has entered into an employment agreement with Mr. Barbour providing for an initial term of three years. The employment agreement became effective upon completion of Classic Bank's conversion from mutual to stock form, provides for an annual base salary in an amount not less than Mr.
Barbour's then-current salary and provides for an annual extension of its remaining term by one year, subject to approval of the extension by the Board of Directors of Classic Bank. The agreement also provides for termination upon Mr. Barbour's death, for cause or in certain events specified by the regulations of the Office of Thrift Supervision. The employment agreement is also terminable by Mr. Barbour upon 90 days' notice to Classic Bank.

     The employment agreement provides that a lump sum cash payment will be made to Mr. Barbour in an amount equal to 299% of his five-year average "base amount" of compensation if his employment is involuntarily terminated in connection with or within 12 months after a "change in control" of Classic Bank or the Company.

If the employment of Mr. Barbour had been terminated as of March 31, 1999 under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $367,000. The agreement also provides for the continuation of Mr. Barbour's health benefits for the remaining term of the agreement if his employment is terminated in connection with or within 12 months after a change in control. If Mr. Barbour's employment is terminated by Classic Bank other than for cause and not in connection with or within 12 months after a change in control, Mr. Barbour will be entitled to his then-current base salary and the continuation of health benefits for the remaining term of the agreement.

Supplemental Executive Retirement Agreement

     Classic Bank entered into a non-qualified Supplemental Executive Retirement Agreement (the "SERP") with Mr. Barbour which provides for the payment of a monthly supplemental retirement benefit of up to 24% of his average monthly compensation during the three highest 12-month periods prior to retirement. This benefit will be payable upon normal retirement at age 65 or, under certain circumstances, after age 55 if his employment is terminated without cause. In the event of Mr. Barbour's death, 50% of the amount payable under the SERP will be payable to his spouse until her death. The amounts contributed by Classic Bank pursuant to the SERP for the last three fiscal years are included in the Summary Compensation Table under "All Other Compensation."

Certain Transactions

     Classic Bank and Paintsville Bank follow policies of granting loans to their respective (and the Company's) directors, officers and employees. The loans by Classic Bank and Paintsville Bank to executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with each institution's respective underwriting guidelines and do not involve more than the normal risk of collectibility or present other unfavorable features. Federal law requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans by Classic Bank and Paintsville Bank to all of their (and the Company's) respective directors and executive officers and the associates of such directors and executive officers, including outstanding balances and commitments, totaled $4.0 million at March 31, 1999, which was 19.7% of the Company's stockholders' equity at that date. At March 31, 1999, there were no loans by Classic Bank or Paintsville Bank to any director or executive officer (or any affiliate of such director or executive officer) of the Company or of Classic Bank or Paintsville Bank, made at preferential rates or terms which in the aggregate exceeded $60,000 during the two years ended March 31, 1999.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Common Stock. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met, except for the inadvertent late reporting on Form 5 by Director Addington of the purchase of 2,000 shares of Common Stock.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS


     The Board of Directors of the Company has appointed Smith, Goolsby, Artis & Reams, P.S.C., independent accountants, to be the Company's independent auditors for the fiscal year ending March 31, 2000. Representatives of Smith, Goolsby, Artis & Reams, P.S.C. are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SMITH, GOOLSBY, ARTIS & REAMS, P.S.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2000.


                              STOCKHOLDER PROPOSALS


     In order to be eligible for inclusion in the Company's proxy materials for its 2000 Annual Meeting of Stockholders, any stockholder proposal to take action at the 2000 Annual Meeting must be received at the Company's executive office at 344 Seventeenth Street, Ashland, Kentucky 41101 no later than February 26, 2000. Any proposal submitted will be subject to the requirements of the proxy rules adopted under the Exchange Act and, as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's Certificate of Incorporation and Bylaws and Delaware law. Under the proxy rules, in the event that the Company receives notice of a stockholder proposal to take action at the 2000 Annual Meeting that is not submitted for inclusion in the Company's proxy materials, or is submitted for inclusion but is properly excluded from the Company's proxy materials, the persons named in the form of proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the proposal in accordance with their best judgment if notice of the proposal is not received at the main office of the Company by the Deadline (as defined below). In addition to the provision of the proxy rules regarding discretionary voting authority described in the preceding sentence, the Company's Bylaws provide that if notice of a stockholder proposal to take action at the 2000 Annual Meeting is not received at the main office of the Company by the Deadline, the proposal will not be recognized as a matter proper for submission to the Company's stockholders and will not be eligible for presentation at the 2000 Annual Meeting. The "Deadline" means May 27, 2000; however, in the event the 2000 Annual Meeting is held before July 6, 2000 or after September 24, 2000, the "Deadline" means the close of business on the later of the 60th day prior to the date of the 2000 Annual Meeting or the tenth day following the day on which notice of the 2000 Annual Meeting is first mailed or public announcement of the date of the 2000 Annual Meeting is first made.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that the Board of Directors, as proxy for the stockholder, will act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company, Classic Bank or Paintsville Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


Ashland, Kentucky
June 25, 1999

REVOCABLE PROXY                                                  REVOCABLE PROXY


                            CLASSIC BANCSHARES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 26, 1999


     The undersigned hereby appoints the Board of Directors of Classic Bancshares, Inc. (the "Company"), with full powers of substitution, to act as attorney and proxy for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the corporate headquarters of RAM Technologies, Inc. located at 1516 Bath Avenue, Ashland, Kentucky, on July 26, 1999 at 3:00 p.m., Ashland, Kentucky time, and at any and all adjournments and postponements thereof.

I. The election as directors of all nominees listed below (except as marked to the contrary)

            o FOR               o VOTE WITHHELD             o FOR ALL EXCEPT

     INSTRUCTION: To vote for all nominees, mark the box "FOR" with an "X." To withhold your vote for all nominees, mark the box "VOTE WITHHELD" with an "X." To withhold your vote for one or more nominees but not all nominees, mark the box "FOR ALL EXCEPT" with an "X" and strike a line through the name(s) of the nominee(s) below for whom you wish to withhold your vote.

ROBERT B. KEIFER, JR.    DAVID A. LANG     ROBERT L. BAYES    A. BRUCE ADDINGTON

II. The ratification of the appointment of Smith, Goolsby, Artis & Reams, P.S.C. as auditors for the Company for the fiscal year ending March 31, 2000.

            o FOR               o AGAINST                   o ABSTAIN

     In its discretion, the Board of Directors, as proxy for the undersigned, is authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES LISTED ABOVE AND FOR THE RATIFICATION OF THE APPOINTMENT OF SMITH, GOOLSBY, ARTIS & REAMS, P.S.C. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


     The Board of Directors recommends a vote "FOR" the election of all nominees listed above and "FOR" the ratification of the appointment of Smith, Goolsby, Artis & Reams, P.S.C.


                                    (Continued and to be SIGNED on Reverse Side)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of the Board of Directors to act as attorney or proxy for the undersigned shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders for the fiscal year ended March 31, 1999.





Dated:                         , 1999
        -----------------------         ----------------------------------------
                                        Signature of Stockholder




                                        ----------------------------------------
                                        Signature of Stockholder

                                        Please  sign   exactly   as your name(s)
                                        appear(s)  to  the left.  When   signing
                                        as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE